UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

Commission file number 000-23446

SUGARMADE, INC.
(Exact name of registrant as specified in its charter)

Delaware	94-3008888
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

750 Royal Oaks Dr., Suite 108 Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

(888) 982-1628
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Disclosure – Events

Sugarmade Inc., a Delaware corporation (the “Company”) has received several questions from its investors and it wishes to address these questions, and therefore makes the following disclosures pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934, generally referred to as Regulation FD Disclosure.

Sugarmade continues to be committed to returning the Company to fully reporting status and is working diligently on these tasks. As of the date of this filing, the Company has completed the financial accounting for the quarter ending December 31, 2017 and has completed the filing document on Form 10-Q. The corporate auditor is now reviewing these results and the filing. The Company plans to file this quarterly report upon final sign off, which is expected over the very short term. Sugarmade has also completed the accounting and financial reports for the quarter ending March 31, 2018, and upon review and approval plans to file these results on Form 10-Q with the U.S. Securities & Exchange Commission, thus returning the Company to fully reporting status. The Company does not expect any additional significant delay in this second filing.

As management had previously indicated, Sugarmade is experiencing significant growth in revenues due to strong industry grow dynamics and the entrance into several new markets. The number of products SKUs offered by the Company has more than tripled since the end of the last fiscal year and is expected to continue to grow rapidly through at least the end of the fiscal year ending June 30, 2019. The growth in revenues, especially relating to past financial reporting periods, strained the Company’s financial systems, resulting in the late reporting. Financial reports for fiscal and calendar years ending 2018 and 2019 are expected to show substantial revenue growth, which will likely to be well in excess of industry growth rates. The Sugarmade team has taken strong action to ensure timely financial reporting in the future, significantly enhancing the finance and accounting staffs and installing new accounting software systems to automate many of the tasks that we previous manually performed. Management of the Company believes, as a result of the personnel enhancement and software system improvements, timely reporting for future financial results is likely.

FORWARD-LOOKING STATEMENTS: This filing contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: June 21, 2018	By:	/s/ Jimmy Chan
Name: Jimmy Chan
Title: Chief Executive Officer

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